Annual Report to Shareholders




                        SAND HILL PORTFOLI MANAGER FUND




                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                               For the Year Ended
                                August 31, 2001

Dear Shareholders:

The Fund's total return for the fiscal year ended August 31, 2001 was (24.6)%. This compares with the following benchmarks:


                ------------------------------------- ---------------------
                Lipper Global Flexible Index                       (14.0)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                S&P 500                                            (24.4)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                MSCI EAFE (international stocks)                   (24.8)%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                Salomon Treasury Bond Index                         11.2%
                ------------------------------------- ---------------------
                ------------------------------------- ---------------------
                U.S. Treasury Bill Index (cash surrogate)            5.8%
                ------------------------------------- ---------------------


     The composition of the Fund at fiscal year-end was 69% domestic stocks, 10% international stocks, 15% bonds and 6% cash. The portfolio consisted of forty-two stocks from a cross-section of industries and market capitalizations, with the majority of holdings having a market capitalization over $10 billion. Sectors represented in the Fund included financials (21.0% of the equity allocation), consumer discretionary (18.1%), healthcare (15.9%), information technology (14.7%) and consumer staples (8.9%). Other sectors had smaller weightings. The single largest position was MBIA at 4.5% of equities.

     The international stock allocation consisted of five positions. These were comprised of American Depository Receipts (ADRs) of larger companies from a number of industries and countries. Geographic representation included the United Kingdom (4.4% of the equity allocation), Europe (3.9%), Japan (2.8%) and Asia ex-Japan (2.2%).

     The domestic bond allocation was composed of eight securities, including US Treasury bills and notes, the obligations of government agencies, and high quality corporate bonds. All fixed income securities had maturities between three and ten years, with an average duration of 5.5.

     It is important to the managers of the Fund to minimize the tax burden of our shareholders. We are pleased to report that no taxable capital gains distributions were paid this year. Contrast this with many funds that have delivered hefty tax bills on top of steep losses.

     As you may recall, the Fund dramatically outperformed its benchmarks in fiscal year 2000. This year was clearly a different matter, as we lagged the Lipper index and were merely in line with the S&P 500. It often happens that a weak year follows a strong one, and that was definitely the case here. Whereas the S&P 500 peaked in March 2000 and has been in a bear market ever since, the Fund did not peak until several months later. That peak occurred exactly a year ago--coinciding with the beginning of fiscal year 2001.

     The tough comparison was one reason why performance was atypical this year, but there were others. The downdraft in technology and telecommunications stocks continued, unprecedented in both its depth and duration. The Nasdaq Composite, for example, fell 57% over the past twelve months, while the Nasdaq 100 tumbled 64%. This gut-wrenching slide affected not only high-flying dot coms, but also established tech players and anyone involved in their value chains. In general, large-cap stocks like those favored by the Fund suffered disproportionately. We constantly attempt to manage risk by reviewing asset allocation and selling stocks that exceed our valuation parameters or whose fundamentals change materially. While we did much of both the last twelve months, in hindsight more was called for.

     As this letter is being written, the horrifying news of terrorist attacks in America is fresh in our minds. While we collectively start the tentative process of putting our lives back together, it is worth examining how these tragedies alter the outlook for the economy and stock market. You will notice that this discussion is longer than usual, but these are unusual times that require perspective.

     First, some facts. The US economy was reeling before the attacks and indeed was teetering on the brink of recession. Industrial output had fallen for eleven straight months. Manufacturing capacity utilization stood at 76% in August, the lowest level since 1960. Consumer sentiment--the lynchpin of an economy driven by consumer spending--began to crumble even before September 11th. Those inhuman acts were the final impetus that pushed the economy over the ledge. Most affected are airlines, insurers and travel-related companies, but ripple effects are being felt throughout all sectors.

     That being said, there are also rays of sunshine penetrating the gloom. The first data point is the chart below, which comes courtesy of Ibbotson Associates. It shows the performance of the S&P 500 after various crises of the last half-century. In all cases, the events marked--almost to the day--the bottom of the stock market. Six to twelve months later, patience and conviction were handsomely rewarded.

     The second tidbit is that the average length of economic contractions is nine to twelve months. Assuming that the second quarter marked the official beginning of this recession, that implies an end by mid-2002. The market is a discounting mechanism that typically anticipates recoveries well in advance, generally six months or so. If history is an accurate guide this time around, the market trough could be sometime between now and the end of the year.

     Several contrarian indicators also point to a bottoming process. Foremost among them are cash levels held by investors. It is cash on the sidelines, after all, that represents the buying power that will propel the market back up. This measure hit an all-time high recently, dwarfing any level of the last two decades--including the October 1987 crash, the 1990-91 recession and the Gulf War. These types of readings have historically been seen only at or near market bottoms.

     Just as a buying frenzy inflated the bubble environment of the last few years, so now is a selling mania feeding the bear market. Many quality franchise names, like those that comprise the bulk of the Fund's holdings, have been caught up in the panic and are trading at unsustainably low valuations. The sell-off has been greater than what could reasonably have been expected, but we believe this situation will correct itself, as such anomalies always do.

     The stock market fluctuates between extremes of greed and fear, and the latter dominates currently. At the slightest hint of good news--whatever that may be, and as unforeseeable as it may be today--the pendulum will once again swing in the other direction. With so much proverbial dry powder waiting to be deployed, the stage is being set for the next major market advance. While the precise timing of the turning point is impossible to predict, history suggests that when it happens, it will happen in a big way.

     The takeaway message is to keep hope, stay disciplined and prepare for the inevitable rebound by continuing to invest in great franchise stocks selling at reasonable valuations. We are confident this approach will be rewarded, and we look forward to discussing the results with you in our next letter.

U.S. Market Recovery after Tragedy
Cumulative Return of the S&P 500 after tragic events

(begin graph)

Date/Tragedy                  After      After      After     After
                              1 Month    6 Months   1 Year    3 Years

12/7/41 -
Pearl Harbor                  1.6%       -1.0%      20.3%     81.4%
11/22/63 - President
Kennedy Assassinated          2.6%       11.4%      18.9%     20.9%
9/2/90 -
Iraq invades Kuwait          -4.9%       15.9%      26.9%     57.7%
2/26/93 - World Trade
Center bombed                 2.2%        6.1%       8.3%     56.6%


(end graph)

This is for illustrative purposes only and not indicative of any investment. Past performance is no guarantee of future results. 3/1/01.
copywrite 2001 Ibbotson Associates, Inc.

COMPARISON OF $10,000 INVESTMENT IN SAND HILL PORTFOLIO MANAGER FUND VS. LIPPER GLOBAL FLEXIBLE FUND INDEX

(begin graph)

Date            Sand Hill Protfolio            Lipper Global Flexible
                  Manager Fund                     Fund Index


1/1/95          $10,000                         $10,000
12/31/95        $11,160                         $11,720
12/31/96        $13,344                         $13,437
12/31/97        $15,729                         $15,070
8/31/98         $14,670                         $14,361
8/31/99         $16,967                         $17,930
8/31/00         $22,435                         $20,817
8/31/01         $16,914                         $17,906

Past performance is not predictive of future performance.

(end graph)

-------------------------------------------------------------------------------
Average Annual Total Return for Period ended August 31, 2001*

        1 Year          5 Years         Since Inception
        ------          -------         ---------------

        (24.61)         7.64%           8.20%

*The total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The Lipper Global Flexible Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market investmennts with a focus on total return. At least 25% of their portfolio is invested in securities traded outside the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                      SAND HILL PORTFOLIO MANAGER FUND
                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              August 31, 2001
Number
of                                                                       Market
Shares            Security Description                                   Value
------            --------------------                                  --------

                  COMMON STOCK:                      79.00%

                  CONSUMER DISCRETION:               14.28%
  7,500           AOL Time Warner*                                     $280,125
  7,100           Johnson Controls, Inc.                                520,075
 16,800           Leggett & Platt, Inc.                                 395,136
 12,000           McDonald's Corp.                                      360,360
  4,000           Omnicom Group                                         311,160
  9,500           Sony Corporation ADR                                  426,550
 12,300           Target Corp.                                          426,195
                                                                        -------
                                                                      2,719,601
                                                                      ---------
                  CONSUMER STAPLES:                   7.01%
  8,200           Pepsico Inc.                                          385,400
  8,200           Procter and Gamble Co.                                608,030
  7,600           Safeway, Inc.*                                        342,836
                                                                        -------
                                                                      1,336,266
                                                                      ---------
                  ENERGY:                             5.26%
 12,900           BP Amoco ADR                                          656,352
  3,800           Chevron Corp.                                         344,850
                                                                        -------
                                                                      1,001,202
                                                                      ---------
                  FINANCIALS:                        16.61%
  7,500           American Express                                     273,150
  4,000           American International Group                         312,800
 13,600           Citigroup                                            622,200
  6,000           Equity Residential Property Trust                    353,460
  5,500           HSBC Hldgs PLC ADR                                   326,920
 12,450           MBIA Inc.                                            672,424
  5,200           Morgan Stanley                                       277,420
  7,100           Wells Fargo & Co.                                    326,671
                                                                       -------
                                                                     3,165,045
                                                                     ----------
                  HEALTHCARE:                        12.59%
  7,300           Amgen Inc.*                                          469,390
 12,000           Applera Corp-Applied Biosystems                      300,120
  6,900           Elan Corp. ADR*                                      358,455
  6,700           Johnson & Johnson                                    353,157
 17,000           Pfizer, Inc.                                         651,270
  6,950           Schering-Plough Corp.                                265,004
                                                                       -------
                                                                     2,397,396
                                                                     ----------

                  INDUSTRIALS:                       4.72%
  8,900           Dover Corp.                                          319,688
  5,000           Emerson Electric                                     268,000
  5,650           United Parcel Service                                312,050
                                                                       -------
                                                                       899,738
                                                                       --------

                  INFORMATION TECHNOLOGIES:          11.65%
 19,000           Cisco*                                               310,270
 15,000           EMC Corp.*                                           231,900
 11,000           Intel Corp.                                          307,560
  5,600           Microsoft Corp.*                                     319,480
  6,600           SAP ADR                                              227,634
 20,200           Solectron*                                           274,720
 21,000           Sun Microsystems, Inc.*                              240,450
 13,000           Sungard Data Systems*                                307,450
                                                                       --------
                                                                     2,219,464
                                                                     ----------

                  MATERIALS:                          1.57%
 16,800           Symyx Technologies*                                  299,040
                                                                       --------

                  TELECOMMUNICATIONS:                 3.95%
  7,932           SBC Communications                                   324,498
 84,000           Williams Communications*                             138,600
 22,500           Worldcom, Inc.*                                      289,350
                                                                       --------
                                                                       752,448
                                                                       --------
                  UTILITIES:                          1.36%
  7,400           Enron Corp.                                          258,926
                                                                       --------


                  TOTAL COMMON STOCKS:
                  (Cost: $13,546,905)                                15,049,126
                                                                     ----------

Principal
Amount            FIXED INCOME SECURITIES:           14.73%
---------
300,000           U.S. Treasury Note
                           maturity date 02/15/04; 5.875%              314,297
200,000           U.S. Treasury Note
                           maturity date 11/15/05; 5.875%              211,976
380,000           Federal National Mortgage Association
                        maturity date 03/05/07; 6.66%                  407,352
400,000           Federal Home Loan Bank
                           maturity date 09/02/08; 5.8%                410,828
200,000           Federal Home Loan Bank
                           maturity date 08/11/09; 6.8%                209,876
400,000           Federal Home Loan Bank
                           maturity date 01/28/10; 7.57%               433,297
400,000           General Electric Cap Corp
                           maturity date 02/22/11; 6.125%              407,325
400,000           Federal National Mortgage Association
                           maturity date 05/15/11; 6.0%                411,344
                                                                       --------

                  TOTAL FIXED INCOME SECURITIES:
                  (Cost: $2,683,288)                                 2,806,295
                                                                     ----------

                  TOTAL INVESTMENTS:
                  (Cost: $16,230,193)                    93.73%     17,855,421
                  Other assets, net                       6.27%      1,194,447
                                                         ------    ------------
                  NET ASSETS                            100.00%    $19,049,868
                                                        =======    ===========




*  Non-income producing
** Cost for Federal income tax purposes is $16,230,193 and net unrealized appreciation consists of:


                  Gross unrealized appreciation                     $2,991,054
                  Gross unrealized depreciation                     (1,365,826)
                                                                    -----------
                  Net unrealized appreciation                       $1,625,228
                                                                    ===========

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2001
------------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $16,230,193)
          (Notes 1 & 3)                                            $17,855,421
         Cash                                                        1,081,014
         Receivables:
               Dividends                                     $26,157
               Interest                                       39,220
               Capital stock sold                             68,000
                                                           ---------
                                                                       133,377
         Prepaid expenses                                                3,891
                                                                    -----------
                 TOTAL ASSETS                                       19,073,703
                                                                    -----------

LIABILITIES
         Investment advisory fees                                       16,892
         Accrued expenses                                                6,943
                                                                       --------
               TOTAL LIABILITIES                                        23,835
                                                                       --------

NET ASSETS                                                         $19,049,868
                                                                   ============

            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER SHARE ($19,049,868/ 1,314,503 shares
               outstanding)                                        $     14.49
                                                                   ============

           At August 31, 2001, there were 50,000,000 shares
                of $.01 par value stock authorized and
                components of net assets are:
            Paid in capital                                         17,953,833
            Undistributed net investment income                         37,078
            Accumulated net realized loss on investments              (566,271)
            Net unrealized appreciation of investments               1,625,228
                                                                    -----------
            Net Assets                                             $19,049,868
                                                                   ============


         See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS


YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME
      Interest                                          $234,129
      Dividend                                           179,795
                                                        ---------
        Total income                                                  $413,924
                                                                      --------

EXPENSES
      Investment advisory fees (Note 2)                  206,835
      Custody fees and accounting fees (Note 3)           34,725
      Record keeping and administrative services
       (Note 2)                                           41,367
      Legal and audit fees                                15,700
      Transfer agent fees (Note 2)                        21,839
      Shareholder servicing and reports (Note 2)          20,604
      Registration fees                                    8,511
      Miscellaneous                                       32,872
                                                         ---------
        Total expenses                                                 382,453
      Custody credits (Note 3)                                          (4,465)
                                                                       --------
        Net expenses                                                   377,988
                                                                       --------
      Net investment income                                             35,936
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized loss on investments                                   (489,599)
   Net decrease in unrealized appreciation on investments           (5,425,412)
                                                                    -----------
   Net loss on investments                                          (5,915,011)
                                                                    -----------
   Net decrease in net assets resulting from operations            $(5,879,075)
                                                                   ============


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                         Years ended
                                             -----------------------------------
                                              August 31, 2001   August31, 2000
                                             ----------------   ----------------

OPERATIONS
   Net investment income                     $    35,936         $    60,319
   Net realized loss on investments             (489,599)            (76,402)
   Change in unrealized appreciation
    of investments                            (5,425,412)          3,982,206
                                              -----------          ----------
   Net increase (decrease) in net
    assets resulting from operations          (5,879,075)          3,966,123
                                              -----------          ---------

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ( $.03 and
    $.05 per share, respectively)               (34,611)            (45,386)
   Capital gains ($-- and $.23 per
    share, respectively)                           -               (263,639)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions*          1,989,391           5,126,999
                                              ---------           ---------
   Net increase (decrease) in net
     assets                                  (3,924,295)          8,784,097
   Net assets at beginning of year           22,974,163          14,190,066
                                            -----------         -----------
NET ASSETS at the end of the year
    (including undistributed net
     investment income of $37,078
     and $35,753, respectively)             $19,049,868         $22,974,163
                                            ===========         ===========

* A summary of capital share transactions follows:

                                                 Years ended
                             ---------------------------------------------------
                                 August 31, 2001             August 31, 2000
                             -----------------------     -----------------------
                             Shares            Value     Shares           Value
                             ------            -----     -------          -----
Shares sold                  224,773      $3,666,400     392,468     $6,872,129
Shares reinvested from
    distributions              1,864          33,370      16,869        304,977
Shares redeemed             (105,467)     (1,710,379)   (117,909)    (2,050,107)
                            ---------     -----------   ---------   -----------
Net increase                 121,170      $1,989,391     291,428     $5,126,999
                            =========     ===========   =========   ===========


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------






                                              Years ended             Period      Years ended
                                     -------------------------------  ended       December 31,
                                     August 31, August 31, August 31, August 31,----------------
                                      2001       2000       1999       1998**    1997    1996
                                     --------- ---------- ---------- ---------- ------- --------

Per Share Operating Performance

Net asset value, beginning of period  $19.25    $15.73     $13.59     $14.57     $12.79   $11.11
                                      -------   -------    ------     ------     ------   ------
Income from investment operations-
   Net investment income                0.03      0.08       0.02       0.06       0.09     0.14
   Net realized and unrealized gain
    (loss) on investments              (4.76)     3.72       3.04      (1.04)      2.20     2.02
                                      -------   -------    -------    -------    -------  -------

   Total from investment operations    (4.73)     3.80       3.06       (.98)      2.29     2.16
                                      -------   -------    -------    -------    -------  -------
Less distributions-
   Distributions from net investment
     income                            (0.03)    (0.05)     (0.07)       -        (0.08)   (0.15)
   Distributions from realized gains
     on investments                      -       (0.23)     (0.85)       -        (0.43)   (0.33)
                                      -------   -------    -------    -------    -------  --------
   Total distributions                 (0.03)    (0.28)     (0.92)       -        (0.51)   (0.48)
                                      -------   -------    -------    -------    -------  --------
Net asset value, end of period        $14.49    $19.25     $15.73     $13.59     $14.57   $12.79
                                      ========  =======    =======    ========   =======  ========
Total Return                          (24.61%)   24.24%     23.22%     (6.73%)    17.87%   19.57%
                                      ========  =======    =======    ========   ======== ========

Ratios/Supplemental Data
   Net assets, end of period (000's)  $19,050   $22,974    $14,190     $10,370   $10,566   $6,459
Ratio to average net assets -(A)
   Expenses (B)                         1.85%     1.84%      2.05%      2.08%*     2.08%    2.50%
   Expense ratio - net(C)               1.83%     1.84%      1.90%      1.86%*     1.90%    2.00%
   Net investment income                0.17%     0.34%      0.19%      0.62%*     0.71%    1.29%
Portfolio turnover rate                46.57%    45.85%     39.17%     30.19%     16.48%   32.97%

*  Annualized
** The Fund changed its year end from December 31st to August 31st.
   This represents the period from January 1, 1998 to August 31, 1998.


(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any, which expire in 2008 and 2009.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$45,831 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $21,839 for its services for the year ended August 31, 2001.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2001, were $10,679,186 and $9,070,210, respectively.

     The custodian has provided credits in the amount of $4,465 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Sand Hill Portfolio Manager Fund, a series of The World Fund, Inc., including the schedule of portfolio investments as of August 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sand Hill Portfolio Manager Fund as of August 31, 2001, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 21, 2001

Investment Adviser:

        Sand Hill Advisers, Inc.
                3000 Sand Hill Road
                Building Three, Suite 150
                Melno Park, California 94025-7111

Distributor:

        First Dominion Capital Corporation
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:

For accout information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.